UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  x

Filed by a Party other than the Registrant  o

Check the appropriate box:

o      Preliminary Proxy Statement

o      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

x      Definitive Proxy Statement

o      Definitive Additional Materials

o      Soliciting Material under §240.14a-12

GB Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x      No fee required.

o      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)          Title of each class of securities to which transaction applies:

(2)          Aggregate number of securities to which transaction applies:

(3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11          (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)          Proposed maximum aggregate value of transaction:

(5)          Total fee paid:

o      Fee paid previously with preliminary materials.

o      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

GB SCIENCES, INC.

3550 W. Teco Avenue

Las Vegas, Nevada 89118

July 3, 2019

Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of GB Sciences, Inc., a Nevada corporation ("GB Sciences"), to be held at 10:00 a.m. Pacific time on Thursday, August 15, 2019, at the principal executive offices of GB Sciences, 3550 W. Teco Avenue, Las Vegas, Nevada 89118.  Information about the annual meeting and the matters to be voted on is given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

GB Sciences is pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to shareholders on the Internet.  We believe these rules allow us to provide you with the information you need while lowering our costs.  We have posted our proxy materials on the Internet at www.colonialstock.com/gbsciences2019.    You may view these materials and cast your vote online or by telephone by following the instructions provided on the website.  You may also request a paper or email copy of the proxy materials and a proxy card, or download the form of proxy card from the Internet, by which you may vote personally or by mail.

YOUR VOTE IS IMPORTANT.  Regardless whether you expect to attend the annual meeting, please vote promptly by proxy as soon as possible as instructed in the accompanying proxy.  If you decide to attend the annual meeting, you may revoke your proxy and vote your shares in person.

As always, we appreciate your loyalty and support as a shareholder of GB Sciences.

Sincerely,

John Poss

Chief Executive Officer

GB SCIENCES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, August 15, 2019

TO THE SHAREHOLDERS OF GB SCIENCES, INC.:

NOTICE is hereby given that an annual meeting (the "Meeting") of the shareholders of GB Sciences, Inc., a Nevada corporation ("we," "us," "GB Sciences", "Company", or the "Corporation"), will be held at 10:00 a.m. Pacific time on Thursday, August 15, 2019, at the principal executive offices of GB Sciences, 3550 W. Teco Avenue, Las Vegas, Nevada 89118, for the following purposes:

1.              To approve an amendment to our articles of incorporation to increase the number of shares of capital stock our Board of Directors is authorized to issue from 400,000,000 capital shares to 600,000,000 capital shares;

2.              To ratify the appointment of Soles, Heyn & Company LLP as the Corporation’s independent accountants to audit the Corporation’s financial statements for the fiscal year ending March 31, 2020; and

3.              To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Shareholders of record at the close of business on June 18, 2019, will be entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.  The accompanying proxy is solicited by the Board of Directors.  All of the above matters are more fully described in the accompanying Proxy Statement, into which this Notice is incorporated by reference.

Shareholders are cordially invited to attend the Meeting in person.  Whether or not you expect to attend the Meeting, you are urged to vote promptly by proxy as soon as possible over the Internet or by telephone.  FOR SPECIFIC VOTING INSTRUCTIONS, PLEASE REFER TO THE INFORMATION PROVIDED IN THE ACCOMPANYING PROXY STATEMENT, THE PROXY CARD OR THE INSTRUCTIONS PROVIDED VIA THE INTERNET.  YOU MAY ALSO REQUEST A PAPER OR EMAIL COPY OF THE PROXY STATEMENT AND PROXY CARD, OR DOWNLOAD THE FORM OF PROXY CARD FROM THE INTERNET, FROM WHICH YOU MAY VOTE PERSONALLY OR BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 15, 2019.  The Corporation's Proxy Statement is available online at www.colonialstock.com/gbsciences2019.

John Poss

Chief Executive Officer

July 3, 2019

GB SCIENCES, INC.

3550 W. Teco Avenue

Las Vegas, Nevada 89118

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, August 15, 2019

INFORMATION CONCERNING SOLICITATION AND VOTING AT THE ANNUAL MEETING

Security Holders Entitled to Vote

Holders of shares of common stock, par value $.0001 per share of GB Sciences, Inc., a Nevada corporation ("we," "us," "GB Sciences" or the "Corporation"), of record at the close of business on June 18, 2019 (the "Record Date"), will be entitled to vote at the annual meeting of shareholders to be held at 10:00 a.m. Pacific time on Thursday, August 15, 2019, at the principal executive offices of GB Sciences, and at any subsequent time which may be necessary by the postponement or adjournment thereof (the "Meeting").  Our principal executive offices are located at 3550 W. Teco Avenue, Las Vegas, Nevada 89118, and our telephone number is (866) 721-0297.

This proxy statement (the "Proxy Statement"), together with the Notice of Annual Meeting of Shareholders, and the enclosed proxy card were first made available to shareholders on or about July 3, 2019.

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, and other required information.

There are no dissenters' rights available in connection with any of the matters to be voted on at the Annual Meeting.

Voting of Proxies

If a proxy is properly voted or executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with any specifications made therein.  If you do not indicate instructions on your proxy, then your shares will be voted as follows:

•"FOR" the amendment to our articles of incorporation as more fully described in the section herein entitled "Proposal 1."and

•"FOR" the proposal to ratify the appointment of Soles, Heyn & Company LLP as the Corporation’s independent accountants to audit the Corporation’s financial statements for the fiscal year ending March 31, 2020.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm will be unable to vote your shares with regard to the approval of the amendment to our articles of incorporation.

Quorum and Vote Required

Thirty percent of the outstanding shares of common stock entitled to be voted as of the close of business on the Record Date, present in person or by proxy, is necessary to constitute a quorum to transact business at the Meeting.  Approval of Proposal 1 requires the affirmative vote of a majority of outstanding stock entitled to vote thereon.  Approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy at the meeting.

Abstentions and Broker Non-votes

Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders and have the same legal effect as a vote against a particular proposal.  Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite shareholder vote.

If you hold shares through a brokerage firm, bank, dealer or other nominee, then you are a holder of shares in "street name." If you hold your shares beneficially in "street name," you must review the voting form used by that firm and follow the voting instructions you receive from the broker or other nominee. If you hold shares in street name and do not provide your broker or other nominee with voting instructions, your shares may constitute broker "non-votes," which occur when a broker is not permitted to vote on that matter without instructions from the beneficial owner and such instructions are not given. These matters are referred to as "non-routine" matters.

Proposal 1 scheduled to be voted on at the Annual Meeting is likely to be considered "non-routine."  If you do not provide voting instructions to your broker or other nominee, your shares will not be voted or counted towards Proposal 1. If you hold shares in street name, it is therefore particularly important that you instruct your broker on how you wish to vote your shares.

Electronic Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission (the "SEC"), GB Sciences is making this Proxy Statement, and the proxy card available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the "Notice") by mail will not receive a printed copy of these materials other than as described below.  Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies over the Internet or by telephone.

If you received the Notice by mail and would prefer to receive a printed copy of GB Sciences' proxy materials, please follow the instructions for requesting printed copies included in the Notice.  GB Sciences encourages you to take advantage of the availability of the proxy materials on the Internet.

The accompanying proxy is being solicited by the Board of Directors.  The entire cost of this solicitation will be paid by us.  In addition, we may reimburse brokerage firms and others for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners.  In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies from shareholders by telephone, facsimile, electronic mail or personal interview.  Such persons will receive no additional compensation for such services.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Meeting.

Voting over the Internet.  You may vote via the Internet.  The website address for Internet voting is provided on your Notice and proxy card.  You will need the control number appearing on your Notice and proxy card to vote via the Internet.  You may use the Internet to transmit your voting instructions up until 1:00 a.m. Pacific time, on August 15, 2019.  Internet voting is available 24 hours a day.  If you vote via the Internet you do not need to vote by telephone or return a proxy card.

Voting by Telephone.  You may vote by telephone by calling the toll-free telephone number provided on your proxy card.  You will need to use the control number appearing on your Notice and proxy card to vote by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 1:00 a.m., Pacific time, on August 15, 2019.  Telephone voting is available 24 hours a day.  If you vote by telephone you do not need to vote over the Internet or return a proxy card.

Voting by Mail.  You may request a copy of this proxy statement and proxy card in paper or by email, and vote by marking, dating and signing the proxy card and mailing it to us.  You may also download the proxy card off the Internet and mail it to us.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Meeting.

Voting in Person at the Meeting.  If you attend the Meeting and plan to vote in person, we will provide you with a ballot at the Meeting.  If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Meeting.  If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name.  As a beneficial owner, if you wish to vote at the Meeting you will need to bring to the Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the Meeting.  To do this, you must timely:

•Enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•Provide written notice of revocation to our Corporate Secretary at the address provided in this proxy statement; or

•Attend the Meeting and vote in person.

If you attend the Meeting but do not vote, your previous proxy will not be revoked.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy.  This information will not be disclosed, except as required by law.

Additional Proposals

If you grant a proxy, the persons named as proxy holders, John Poss and/or Ksenia Griswold, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Householding of Proxy Materials

In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called "householding."  Under this practice, shareholders who have the same address and last name will receive only one paper copy of the Notice, unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies.  If: (1) you share an address with another shareholder and received only one Notice, and would like to request a separate paper copy of the Notice; or (2) you share an address with another shareholder and together you would in the future like to receive only a single paper copy of the Notice, please notify our Corporate Secretary by mail at 3550 W. Teco Avenue, Las Vegas, Nevada 89118 or by telephone at (866) 721-0297.

Shares that may be Voted

You may vote all shares owned by you as of the close of business on June 18, 2019, the record date for the Annual Meeting, whether such shares are held of record or beneficially.  On the record date, GB Sciences had outstanding 244,698,769 shares of common stock.  A holder of common stock is entitled to one vote for each share of common stock held on the record date for each of the Proposals.  The inspector of elections will be our transfer agent, Colonial Stock Transfer.   We intend to announce preliminary results of voting at the Annual Meeting and publish the final results in a Form 8-K filed with the SEC shortly after our Annual Meeting.

Questions about Stock Ownership

Please contact our transfer agent, at the phone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Colonial Stock Transfer Company, Inc.

66 Exchange Place, 1st Floor

Salt Lake City, Utah 84111

(801) 355-5740

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1 - APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED CAPITAL SHARES FROM 400,000,000 TO 600,000,000.

At the present time, our Articles of Incorporation authorizes the issuance of up to 400,000,000 shares of common stock. Our Board of Directors has approved a resolution to amend the Articles of Incorporation, subject to shareholder approval, to authorize the issuance of up to 600,000,000 shares of capital stock, par value $0.0001 per share.  With the change in authorized capital, the Board of Directors will have the authority to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.  As of June 18, 2019, the Company had 244,698,769 common shares issued and outstanding.  However, the Company has notes and warrants outstanding that are convertible into common stock and for which the Company must hold common stock in reserve.  As a result, the Company needs to authorize additional shares of stock in order to continue to raise capital for its expanding business.

Our Board believes that an increase in the common stock available for issuance is in the best interests of the Company and its stockholders. The purpose of increasing the number of authorized shares of common stock is to have shares available for issuance for such corporate purposes as the Board may determine in its discretion, including, without limitation:

•conversion of convertible securities;

•issuances pursuant to equity incentive and stock plans; and

•future financings and other corporate purposes.

The form of the amendment to the articles of incorporation is attached hereto as Exhibit A.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY TO 600,000,000 SHARES.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board has appointed Soles, Heyn & Company LLP (“Soles & Heyn”) as the Corporation’s independent accountants to audit the Corporation’s financial statements for the fiscal year ending March 31, 2020 and recommends that shareholders vote for ratification of such appointment.  Although the Board is not required to seek shareholder approval of this appointment, the Board believes it to be sound corporate governance to do so.  Notwithstanding the appointment by the Board of Soles & Heyn and ratification of that appointment by the shareholders of the Corporation, the Board may direct the appointment of a new independent accountant at any time during the year if the Board determines that such a change would be in the Corporation’s best interest and in the best interests of the shareholders. If the appointment is not ratified, the Board will investigate the reasons for shareholder rejection and may reconsider the appointment.

Soles & Heyn has served as the Corporation’s independent accountants since June 2017.  It is anticipated that a representative from Soles & Heyn will not be present at the Meeting. If a representative from Soles & Heyn is in attendance at the Meeting, it is anticipated that such representative will be available to respond to appropriate questions and to make a statement, if so desired.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF SOLES, HEYN & COMPANY LLPAS THE CORPORATION’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2020.

FEES PAID TO THE INDEPENDENT ACCOUNTANTS

	Fiscal 2019	Fiscal 2018
Audit Fees(1)	$70,617	$42,483
Audit-Related Fees(2)	-	-
Tax Fees(3)	46,710	10,350
Subtotal	$117,327	$52,833
All other Fees(4)	-	-
Total	$117,327	$52,833

(1) Audit Fees – Audit fees billed to the Company in FY 2019 and 2018 include fees billed by Soles, Heyn & Company, LLP for auditing the Company's annual financial statements and reviewing the financial statements included in the Company's Quarterly Reports on Form 10-Q.

(2) Audit-Related Fees – There were no other fees billed by Soles, Heyn & Company, LLP for the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

(3) Tax Fees –Tax fees billed by Lavelle & Associates, CPAs and Milleret & Biordi, CPAs PLLC during the past fiscal year for professional services.

(4) All Other Fees – There were no other fees billed in FY 2019 and 2018 for products and services provided.

Pre-approval of Audit and Non-Audit Services

The Board of Director’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to 12 months from the date of pre-approval and any pre-approval is detailed as to the particular service or category of services. The Board of Directors may delegate pre-approval authority to one or more of its members when expedition of services is necessary.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS AND CERTAIN BENEFICIAL OWNERS

The following table presents information known to us, as of June 19, 2019, relating to the beneficial ownership of common stock by:

•each person who is known by us to be the beneficial holder of more than 5% of outstanding common stock;

•each of named executive officers and directors; and

•directors and executive officers as a group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted.

Percentage ownership in the following table is based on 246,252,769 shares of common stock outstanding as of July 1, 2019. A person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from the date of this Annual Report upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by dividing the number of shares beneficially owned by that person by the base number of outstanding shares, increased to reflect the shares underlying options, warrants or other convertible securities included in that person’s holdings, but not those underlying shares held by any other person.

Name of Beneficial Owner (1)	No. of Shares Owned		Percentage of Total Shares Owned
Officers and Directors
John Poss	3,022,500	(2)	1.23%
Dr. Andrea Small-Howard	2,109,750	(3)	*(11)
Ksenia Griswold	767,361	(4)	*(11)
Leslie Bocskor	731,250	(5)	*(11)
Shane Terry	450,000	(6)	*(11)
Directors and officers as a group (five) persons	7,080,861		2.88%
5% Holders:
Lawrence D. Ordower	20,501,560	(7)	8.33%
Dave Ruggieri	16,001,500	(8)	6.50%
Robert Moody, Jr.	20,005,000	(9)	8.12%
Edward Pershing	13,010,961	(10)	5.28%

(1) Unless otherwise noted, the address of each person listed is GB Sciences, Inc. 3550 W. Teco Avenue, Las Vegas, NV 89118.

(2) Includes (a) 125,000 shares of common stock currently owned of record by Mr. Poss, (b) options to purchase 1,960,000 shares of common stock at $0.30 per share exercisable as of the Record Date or within 60 days thereafter, and (c) options to purchase 937,500 shares of common stock at $0.24 per share exercisable as of the Record Date or within 60 days thereafter.

(3) Includes (a) 116,000 shares of common stock currently owned of record by Dr. Small-Howard, (b) options to purchase 481,250 shares of common stock at $0.17 per share exercisable as of the Record Date or within 60 days thereafter, (c) 1,200,000 additional shares of common stock issuable upon exercise of stock warrant at an exercise price of $0.30 per share, and (d) 312,500 shares of common stock issuable upon exercise of stock options at an exercise price of $0.24 per share exercisable as of the Record Date or within 60 days thereafter.

(4) Includes (a) 25,000 shares of common stock currently owned of record by Ms. Griswold, (b) options to purchase 83,333 shares of common stock at $0.29 per share exercisable as of the Record Date or within 60 days thereafter, (c) options to purchase 66,667 shares of common stock at $0.30 per share exercisable as of the Record Date or within 60 days thereafter, (d) options to purchase 311,111 shares of common stock at $0.32 per share exercisable as of the Record Date or within 60 days thereafter, and (e) options to purchase 281,250 shares of common stock at $0.24 per share exercisable as of the Record Date or within 60 days thereafter.

(5) Includes 450,000 options to purchase shares of common stock at $0.16 per share exercisable as of the Record Date or within 60 days thereafter and options to purchase 281,250 shares of common at $0.24 per share exercisable as of the Record Date or within 60 days thereafter.

(6) Includes 450,000 options to purchase shares of common stock at $0.16 per share exercisable as of the Record Date or within 60 days thereafter.

(7) Address is Lawrence B. Ordower, 25 East Washington Street, Suite 1400, Chicago, IL  60602. Of the total amount of 20,501,560, 6,858,000 of the shares may be acquired by Mr. Ordower upon the exercise of warrants, 3,570,000 are common shares held by Mr. Ordower, 2,375,560 are common shares held by ELGJO LLC, a limited liability company controlled by Mr. Ordower, 1,662,000 of the shares may be acquired by ELGJO LLC upon the exercise of warrants, 1,818,000 are common shares held by a trust over which Mr. Ordower has depository control, and 4,218,000 are common shares that may be acquired by a trust over which Mr. Ordower has depository control upon the exercise of warrants.

(8) Address is David Ruggieri 1107 West Marion Ave, Unit 116, Punta Gorda, FL  33950. The total consists of 5,576,000 common shares held by Mr. Ruggieri and 5,847,500 shares of common stock issuable upon exercise of warrants and conversion of Notes, and 10,425,500 that may be acquired by Mr. Ruggieri upon the conversion of notes.

(9) Address is Robert Moody Jr, 2302 Post Office Street, Suite 601, Galveston, TX  77550. The total consists of 7,762,500 common shares held by Mr. Moody, 8,002,500 shares that may be acquired upon the exercise of warrants, and 4,240,000 may be acquired upon the conversion of notes.

(10) Address is Edward Pershing, 2220 Southerland Ave, Knoxville, TN 37919. The total consists of 5,250,661 common shares held by Mr. Pershing and 7,760,300 shares that may be acquired upon the exercise of warrants.

(11) Less than 1%.

VOTING SECURITIES HELD BY CERTAIN BENEFICIAL OWNERS

The securities entitled to be voted at the Meeting consist of shares of common stock of the Corporation.  Each shareholder is entitled to one vote per each share of common stock owned.  There were 244,698,769 shares of common stock issued and outstanding (exclusive of treasury shares) at the close of business on the Record Date.  There are no persons that beneficially own more than 5% of our outstanding common stock as of the Record Date other than the 5% shareholders listed in the table in the foregoing section, who own the percentages as represented in the table.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year nor associates of the foregoing persons have any substantial interest, direct or indirect, in the proposals which differs from that of other stockholders of the Company.

DISSENTER'S RIGHT OF APPRAISAL

The Nevada General Corporation Law does not provide for dissenter's rights of appraisal, and the Company will not independently provide our shareholders with any such rights, in connection with the matters discussed in this Proxy Statement.

AVAILABLE INFORMATION

Please read all the sections of this Proxy Statement carefully. The Company is subject to the reporting and informational requirements of the Exchange Act and in accordance therewith, files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC's EDGAR reporting system can also be accessed directly at www.sec.gov.

John Poss

Chief Executive Officer

EXHIBIT A

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.Name of corporation:  GB Sciences, Inc.

2.The articles have been amended as follows:

Article 3 is amended to read in its entirety as follows:

Authorized Stock:

Number of shares with par value:  600,000,000

Par value per share:  $.0001

Number of shares without par value:  0

3.The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment and is: _______

4.Signature:

___________________________________

Signature of Officer

GB SCIENCES, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 15, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints John Poss and Ksenia Griswold, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of GB SCIENCES, INC. that the stockholders(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. Pacific time on August 15, 2019, at the Company's executive offices located at 3550 W. Teco Avenue, Las Vegas, Nevada 89118 and any adjournment or postponement of the annual meeting.

The proxies are authorized to vote in their discretion: (i) for the approval of the increase in the number of authorized capital shares from 400,000,000 to 600,000,000; (ii) for the proposal to ratify the appointment of Soles, Heyn & Company LLP as the Corporation’s independent accountants to audit the Corporation’s financial statements for the fiscal year ending March 31, 2020 and (iii) on other business, if any, as may properly be brought before the meeting or any adjournment or postponement of the meeting for which voting direction is not noted on this proxy.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.  To indicate your preference, mark [X] in the space provided.

The Board of Directors recommends a vote "FOR" the following proposal:

1.  The approval of the increase in the number of authorized capital shares from 400,000,000 to 600,000,000.

[   ] FOR                         [   ] AGAINST                       [   ] ABSTAIN

The Board of Directors recommends a vote "FOR" the following proposal:

2.  The ratification of the appointment of Soles, Heyn & Company LLP as the Corporation’s independent accountants to audit the Corporation’s financial statements for the fiscal year ending March 31, 2020.

[   ] FOR                         [   ] AGAINST                        [   ] ABSTAIN

Date: _____________________

Signature _____________________________ Signature (joint owners)________________________________

Print name ____________________________ Print name                     ________________________________

(Please date this proxy card and sign above exactly as your name appears on this card.  Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustee, etc., should give their full titles.)